UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2007
COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 25, 2007, Covanta Holding Corporation (the “Company”) entered into an Underwriting Agreement (the “Debenture Underwriting Agreement”) with Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives and on behalf of the several underwriters named therein (collectively, the “Debenture Underwriters”) providing for the offer and sale by the Company of $325 million principal amount of 1.00% Senior Convertible Debentures due 2027 (the “Debentures”). The Company has also granted the Debenture Underwriters an option to purchase up to an aggregate of $48.75 million aggregate principal amount of Debentures at the offering price (less underwriting discounts and commissions) for a period of 13 days beginning on and including the date of original issuance of the Debentures, solely to cover over-allotments. The option may be exercised if the Debenture Underwriters sell more than $325 million principal amount of the Debentures in connection with this offering.
On January 25, 2007, the Company also entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement” and, together with the Debenture Underwriting Agreement, the “Underwriting Agreements”) with Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives and on behalf of the several underwriters named therein (collectively, the “Common Stock Underwriters” and, collectively with the Debenture Underwriters, the “Underwriters”) providing for the offering of 5.32 million shares (the “Shares”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”). The Shares are being sold to the public at a price of $23.50 per share and the Common Stock Underwriters have agreed to purchase the Shares from the Company at $22.325 per share. The Company has granted the Common Stock Underwriters an option to purchase up to an additional 798,000 shares of Common Stock at $22.325 per share for a period of 30 days beginning on and including the date of original issuance of the Shares in connection with this offering, solely to cover over-allotments. The option may be exercised if the Common Stock Underwriters sell more than 5.32 million shares of Common Stock.
The offering of the Debentures was registered under the Securities Act of 1933 and is being made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-140082 and the prospectus dated January 19, 2007 included therein, filed by the Company with the Securities and Exchange Commission on January 19, 2007, the preliminary prospectus supplement relating thereto dated January 19, 2007, and the final prospectus supplement relating thereto dated January 25, 2007. The offering of the Shares was registered under the Securities Act of 1933 and is being made pursuant to the Company’s Registration Statement on Form S-3, Reg. No. 333-134173 and the prospectus dated May 16, 2006 included therein, filed by the Company with the Securities and Exchange Commission on May 16, 2006, the preliminary prospectus supplement relating thereto dated January 19, 2007, and the final prospectus supplement relating thereto dated January 25, 2007.
The Underwriting Agreements include customary representations, warranties and covenants by the Company. They also provide for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Debentures or the Shares, as applicable, and customary contribution provisions in respect of those liabilities. The closing of both offerings, which are subject to customary closing conditions, is expected to occur on January 31, 2007. Although the offerings are being made concurrently by the Company, neither offering is conditioned upon the closing of the other offering.
The foregoing description of the material terms of the Underwriting Agreements is qualified in its entirety by reference to the Debenture Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference, and the Common Stock Underwriting Agreement, which is attached hereto as Exhibit 1.2 and is incorporated herein by reference.
In addition to acting as one of the Underwriters, Lehman Brothers Inc. is acting as the dealer manager in connection with the Company’s tender offers to repurchase outstanding indebtedness of indirect subsidiaries of the Company. J.P. Morgan Securities Inc. will act as a lead arranger and a book-runner and an affiliate thereof as the administrative agent, Lehman Brothers Inc. will act as a lead arranger and a book-runner and an affiliate thereof as a co-syndication agent, and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as a lead arranger, a book-runner and a co-syndication agent for new senior secured first lien credit facilities currently being negotiated by the Company and which the Company’s wholly-owned subsidiary, Covanta Energy Corporation, intends to enter into after the closing of the offerings.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

1.1*	Underwriting Agreement (1.00% Senior Convertible Debentures Due 2007), dated January 25, 2007, by and among Covanta Holding Corporation and Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.2**	Underwriting Agreement (Shares of Common Stock), dated January 25, 2007, by and among Covanta Holding Corporation and Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

8.1*	Legal Opinion of Neal, Gerber & Eisenberg LLP

8.2**	Legal Opinion of Neal, Gerber & Eisenberg LLP

23.1*	Consent of Neal, Gerber & Eisenberg LLP (contained in Exhibit 8.1)

23.2**	Consent of Neal, Gerber & Eisenberg LLP (contained in Exhibit 8.2)

* Incorporated by reference into the Registration Statement on Form S-3 Reg. No. 333-140082 as an exhibit thereto and filed as part of this Current Report.

** Incorporated by reference into the Registration Statement on Form S-3 Reg. No. 333-134173 as an exhibit thereto and filed as part of this Current Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2007

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

1.1*	Underwriting Agreement (1.00% Senior Convertible Debentures Due 2007), dated January 25, 2007, by and among Covanta Holding Corporation and Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.2**	Underwriting Agreement (Shares of Common Stock), dated January 25, 2007, by and among Covanta Holding Corporation and Lehman Brothers Inc., J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

8.1*	Legal Opinion of Neal, Gerber & Eisenberg LLP

8.2**	Legal Opinion of Neal, Gerber & Eisenberg LLP

23.1*	Consent of Neal, Gerber & Eisenberg LLP (contained in Exhibit 8.1)

23.2**	Consent of Neal, Gerber & Eisenberg LLP (contained in Exhibit 8.2)

* Incorporated by reference into the Registration Statement on Form S-3 Reg. No. 333-140082 as an exhibit thereto and filed as part of this Current Report.

** Incorporated by reference into the Registration Statement on Form S-3 Reg. No. 333-134173 as an exhibit thereto and filed as part of this Current Report.